Retained Earnings and Reserves	12 Months Ended
Dec. 31, 2019
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Retained Earnings and Reserves
6.	Retained Earnings and Reserves

The Company’s retained earnings are not restricted as to the payment of dividends except to the extent dictated by prudent business practices. The Company believes that there are no material restrictions, including foreign exchange controls, on the ability of its non-PRC subsidiaries to transfer surplus funds to the Company in the form of cash dividends, loans, advances or purchases. With respect to the Company’s PRC subsidiaries, there are restrictions on the payment of dividends and the distribution of dividends from the PRC. On March 16, 2007, the PRC promulgated the Law of the PRC on Enterprise Income Tax (the “New Law”) by Order No. 63 of the President of the PRC. The New Law was effective on January 1, 2008. Please refer to Note 13 for further details of the New Law. Prior to the enactment of the New Law, when dividends were paid by the Company’s PRC subsidiaries, such dividends would reduce the amount of reinvested profits and accordingly, the refund of taxes paid might be reduced to the extent of tax applicable to profits not reinvested. Subsequent to the enactment of the New Law, due to the removal of the tax benefit related to reinvestment of capital in PRC subsidiaries, the Company may not reinvest the profits made by its PRC subsidiaries.

In addition, pursuant to the relevant PRC regulations, a certain portion of the profits made by these subsidiaries must be set aside for future capital investment and are not distributable, and the registered capital of the Company’s PRC subsidiaries is also restricted. These reserves and registered capital of the PRC subsidiaries amounted to $376,641 and $376,449 as of December 31, 2018 and 2019, respectively. However, the Company believes that such restrictions will not have a material effect on the Company’s liquidity or cash flows.